Exhibit 10.2

                   AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

     THIS AMENDMENT TO REGISTRATION RIGHTS AGREEMENT (this "Amendment") is entered into as of the 7th day of April, 2005 by and among Coastal Bancshares Acquisition Corp., a Delaware corporation (the "Company"), Cary M. Grossman, W. Donald Brunson, Scott Clingan, Jeffrey P. Sangalis and Lawrence Fisher and acknowledged and agreed to by Fred S. Zeidman.

     WHEREAS,  the  Company  and Cary M.  Grossman,  W.  Donald  Brunson,  Scott
Clingan, Jeffrey P. Sangalis and Fred S. Zeidman (each, an "Investor" and collectively, the "Investors") have previously entered into that certain Registration Rights Agreement, dated February 14, 2005 (the "Registration Rights Agreement");

     WHEREAS, Fred S. Zeidman, an Investor, has resigned as a member of the Board of Directors of the Company, effective of even date herewith, and agreed to forfeit his ownership of 40,000 shares of common stock of the Company;

     WHEREAS, Lawrence Fisher has been elected by the Board of Directors of the Company to fill the vacancy created by the resignation of Fred S. Zeidman and Lawrence Fisher has accepted and agreed to serve as a member of the Board of Directors of the Company;

     WHEREAS, the Company has granted 40,000 restricted shares of common stock of the Company to Lawrence Fisher;

     WHEREAS the Company and the undersigned desire to enter into this Agreement to provide Fisher with certain rights relating to the registration of shares of common stock held by him;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to them in the Registration Rights Agreement.

     2. Acceptance of Registration Rights Agreement. Fisher does hereby accept and agree to be bound by all of the terms and conditions of the Registration Rights Agreement.

     3.   Amendment to Section 6.3 of the Registration Rights Agreement. Section
          6.3 shall be amended in its entirety to read as follows:

          6.3 Notices. All notices, demands, requests, consents, approvals or other communications (collectively, "Notices") required or permitted to be given hereunder or which are given with respect to this Agreement shall be in writing and shall be personally served, delivered by reputable air courier service with charges prepaid, or transmitted by hand delivery, telegram, telex or facsimile, addressed as set forth below, or to such other address as such party shall have specified most recently by written notice. Notice shall be deemed given on the date of service or transmission if personally served or transmitted by telegram, telex or facsimile; provided, that if such service or transmission is not on a business day or is after normal business hours, then such notice shall be deemed given on the next business day. Notice otherwise sent as provided herein shall be deemed given on the next business day following timely delivery of such notice to a reputable air courier service with an order for next-day delivery.

               To the Company:

               Coastal Bancshares Acquisition Corp.
               9821 Katy Freeway, Suite 500
               Houston, Texas 77024
               Attention: Cary M. Grossman

               with a copy to:

               Jenkens & Gilchrist, a Professional Corporation
               1445 Ross Avenue, Suite 3200
               Dallas, Texas 75202
               Attn: Gregory J. Schmitt, Esq.;

               To an Investor, to:

               Cary M. Grossman
               c/o Coastal Bancshares Acquisition Corp.
               9821 Katy Freeway, Suite 500
               Houston, Texas 77024

               Coastal Acquisition, LLC
               c/o Coastal Bancshares Acquisition Corp.
               9821 Katy Freeway, Suite 500
               Houston, Texas 77024

               W. Donald Brunson
               c/o Coastal Bancshares Acquisition Corp.
               9821 Katy Freeway, Suite 500
               Houston, Texas 77024

               Scott Clingan
               c/o Coastal Bancshares Acquisition Corp.
               9821 Katy Freeway, Suite 500
               Houston, Texas 77024

               Jeffrey P. Sangalis
               c/o Coastal Bancshares Acquisition Corp.
               9821 Katy Freeway, Suite 500
               Houston, Texas 77024

               Lawrence Fisher
               c/o Coastal Bancshares Acquisition Corp.
               9821 Katy Freeway, Suite 500
               Houston, Texas 77024

               with a copy to:

               Jenkens & Gilchrist, a Professional corporation
               1445 Ross Ave., Suite 3200
               Dallas, Texas 75202
               Attention: Gregory J. Schmitt, Esq.

     6. Ratification of the Registration Rights Agreement. Except as specified hereinabove, all other terms and provisions of the Registration Rights Agreement shall remain unchanged and are hereby ratified and confirmed.

     7. Facsimile; Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which counterparts together shall constitute one agreement with the same effect as if the parties had signed the same signature page.

     9. Headings. The titles to the sections of this Amendment are solely for the convenience of the parties and shall not be used to explain, modify aid in the interpretation of the provisions of this Amendment.

     IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

                                            COASTAL BANCSHARES ACQUISITION
                                            CORP., a Delaware corporation



                                            By:  /s/ Cary M. Grossman
                                                 ------------------------------
                                                 Cary M. Grossman
                                                 Co-Chief Executive Officer


                                            INVESTORS:


                                                 /s/ Cary M. Grossman
                                                 ------------------------------
                                                 Cary M. Grossman


                                                 /s/ Cary M. Grossman
                                                 ------------------------------
                                                 Coastal Acquisition, LLC
                                                 By:  Cary M. Grossman, Manager


                                                 /s/ W. Donald Brunson
                                                 ------------------------------
                                                 W. Donald Brunson


                                                 /s/ Scott Clingan
                                                 ------------------------------
                                                 Scott Clingan


                                                 /s/ Jeffrey P. Sangalis
                                                 ------------------------------
                                                 Jeffrey P. Sangalis


                                                 /s/ Lawrence Fisher
                                                 ------------------------------
                                                 Lawrence Fisher


Acknowledged and Agreed to By:


/s/ Fred S. Zeidman
-----------------------------
Fred S. Zeidman